Buffalo Small Cap Fund
Schedule of Investments
June 30, 2022 (Unaudited)

Shares or Face Amount		Fair Value*
	COMMON STOCKS - 95.19%
	Communication Services - 1.08%
	Interactive Media & Services - 1.08%
811,824	Eventbrite, Inc. (a)	$8,337,433
	Total Communication Services (Cost $15,253,617)	8,337,433

	Consumer Discretionary - 11.45%
	Diversified Consumer Services - 0.87%
383,065	European Wax Center, Inc.	6,749,605

	Hotels, Restaurants & Leisure - 5.08%
973,015	Everi Holdings Inc. (a)	15,869,875
531,202	First Watch Restaurant Group, Inc. (a)	7,659,933
1,060,075	Rush Street Interactive, Inc. (a)	4,950,550
59,355	Texas Roadhouse, Inc.	4,344,786
87,090	Wingstop, Inc.	6,511,719
		39,336,863
	Household Durables - 0.85%
239,147	Lovesac Co/The (a)	6,576,543

	Internet & Direct Marketing Retail - 0.61%
628,156	Vivid Seats, Inc.	4,692,325

	Multiline Retail - 1.36%
178,920	Ollie's Bargain Outlet Holdings, Inc. (a)	10,511,550

	Specialty Retail - 1.15%
523,996	Guess?, Inc.	8,934,132

	Textiles, Apparel & Luxury Goods - 1.53%
367,162	Steven Madden Ltd.	11,826,288
	Total Consumer Discretionary (Cost $85,471,468)	88,627,306

	Consumer Staples - 2.39%
	Beverages - 2.39%
185,025	MGP Ingredients, Inc.	18,519,152
	Total Consumer Staples (Cost $7,519,455)	18,519,152

	Energy - 0.51%
	Energy Equipment & Services - 0.51%
98,320	Cactus, Inc.	3,959,346
	Total Energy (Cost $4,142,147)	3,959,346

	Financials - 8.05%
	Banks - 2.38%
445,170	Bancorp Inc/The (a)	8,689,718
225,140	Customers Bancorp, Inc. (a)	7,632,246
39,845	Silvergate Capital Corp. (a)	2,132,903
		18,454,867
	Capital Markets - 2.26%
151,195	Hamilton Lane Inc. - Class A	10,157,280
716,455	Open Lending Corp. (a)	7,329,335
		17,486,615
	Insurance - 3.41%
348,515	BRP Group, Inc. (a)	8,416,638
278,588	Palomar Holdings, Inc. (a)	17,941,067
		26,357,705
	Total Financials (Cost $69,659,880)	62,299,187

	Health Care - 26.25%
	Biotechnology - 8.72%
767,712	Avid Bioservices, Inc. (a)	11,715,285
601,212	Castle Biosciences, Inc. (a)	13,196,603
447,914	Halozyme Therapeutics, Inc. (a)	19,708,216
133,987	Ligand Pharmaceuticals, Inc. (a)	11,954,320
309,165	Natera, Inc. (a)	10,956,808
		67,531,232
	Health Care Equipment & Supplies - 7.89%
233,785	Establishment Labs Holdings, Inc. - ADR (a)(b)	12,713,228
425,744	Paragon 28, Inc. (a)	6,756,557
76,710	QuidelOrtho Corp. (a)	7,454,678
196,065	STAAR Surgical Co. (a)	13,906,890
512,284	TransMedics Group, Inc. (a)	16,111,332
290,728	Treace Medical Concepts, Inc. (a)	4,169,040
		61,111,725
	Health Care Providers & Services - 4.28%
185,513	HealthEquity, Inc. (a)	11,388,643
746,720	Privia Health Group, Inc. (a)	21,744,486
		33,133,129
	Health Care Technology - 3.70%
536,085	Evolent Health, Inc. - Class A (a)	16,463,171
31,960	Inspire Medical Systems, Inc. (a)	5,838,133
230,364	OptimizeRx Corp. (a)	6,309,670
		28,610,974
	Life Sciences Tools & Services - 1.66%
751,264	Codexis, Inc. (a)	7,858,221
69,595	Syneos Health, Inc. (a)	4,988,570
		12,846,791
	Total Health Care (Cost $217,783,529)	203,233,851

	Industrials - 23.19%
	Air Freight & Logistics - 1.63%
438,200	Air Transport Services Group, Inc. (a)	12,589,486

	Building Products - 4.36%
118,060	Advanced Drainage Systems, Inc.	10,633,664
299,030	AZEK Co Inc/The (a)	5,005,762
747,550	Janus International Group, Inc. (a)	6,750,377
681,926	PGT Innovations, Inc. (a)	11,347,249
		33,737,052
	Construction & Engineering - 3.68%
149,185	MasTec, Inc. (a)	10,690,597
152,260	NV5 Global, Inc. (a)	17,774,833
		28,465,430
	Electrical Equipment - 2.00%
314,840	Array Technologies, Inc. (a)	3,466,388
557,478	Shoals Technologies Group, Inc. (a)	9,187,238
52,532	Vicor Corp. (a)	2,875,076
		15,528,702
	Machinery - 3.49%
51,745	Chart Industries, Inc. (a)	8,661,078
119,870	John Bean Technologies Corp.	13,236,045
162,250	Kornit Digital Ltd. - ADR (a)(b)	5,143,325
		27,040,448
	Professional Services - 8.03%
486,135	First Advantage Corp. (a)	6,159,330
82,670	FTI Consulting, Inc. (a)	14,950,870
254,215	ICF International, Inc.	24,150,425
469,140	Sterling Check Corp. (a)	7,651,673
448,135	Upwork, Inc. (a)	9,267,432
		62,179,730
	Total Industrials (Cost $159,923,006)	179,540,848

	Information Technology - 20.21%
	Communications Equipment - 4.92%
733,325	ADTRAN, Inc.	12,855,187
464,070	Calix, Inc. (a)	15,843,350
355,335	Cambium Networks Corp. - ADR (a)(b)	5,205,658
67,645	Clearfield, Inc. (a)	4,190,607
		38,094,802
	IT Services - 4.74%
127,505	Endava Plc - ADR (a)(b)	11,254,866
486,795	Grid Dynamics Holdings, Inc. (a)	8,187,892
1,714,490	Paya Holdings, Inc. (a)	11,264,199
357,704	TaskUS, Inc. (a)	6,030,890
		36,737,847
	Semiconductors & Semiconductor Equipment - 3.81%
267,945	MaxLinear, Inc. (a)	9,104,771
103,685	Semtech Corp. (a)	5,699,565
58,335	Silicon Laboratories, Inc. (a)	8,179,734
64,545	Universal Display Corp.	6,528,081
		29,512,151
	Software - 6.74%
52,765	Avalara, Inc. (a)	3,725,209
672,859	DoubleVerify Holdings, Inc. (a)	15,253,714
294,335	Tenable Holdings, Inc. (a)	13,365,752
359,235	Varonis Systems, Inc. (a)	10,532,770
1,038,410	Zuora, Inc. (a)	9,293,770
		52,171,215
	Total Information Technology (Cost $163,276,105)	156,516,015

	Materials - 2.06%
	Construction Materials - 1.39%
463,433	Summit Materials, Inc. - Class A (a)	10,793,354

	Containers & Packaging - 0.67%
302,997	Karat Packaging, Inc. (a)	5,169,129
	Total Materials (Cost $12,354,782)	15,962,483

	TOTAL COMMON STOCKS (Cost $735,383,989)	736,995,621

	SHORT TERM INVESTMENTS - 4.80%
	Investment Company - 4.80%
37,127,418	Fidelity Investments Money Market Funds - Government Portfolio - Class I	37,127,418
	Total Investment Company	37,127,418

	TOTAL SHORT TERM INVESTMENTS (Cost $37,127,418)	37,127,418

	Total Investments (Cost ($772,511,407) - 99.99%	774,123,039
	Other Assets in Excess of Liabilities - 0.01%	62,405
	TOTAL NET ASSETS - 100.00%	$774,185,444

ADR — American Depositary Receipt
PLC — Public Limited Company
(a)	Non Income Producing.
(b)	Foreign Issued Securities. The total value of these securities amounted to $34,317,077 (4.43% of net assets) at June 30, 2022.
(c)	Security is restricted from resale and considered illiquid.
(d)	The rate quoted is the annualized seven-day effective yield as of June 30, 2022.
*	See the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

INVESTMENT VALUATION

Equity securities and debt securities traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and ask price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the “Board”). If events occur that will affect the value of a Fund’s portfolio securities before the net asset value (“NAV”) has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the position; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of June 30, 2022, the Fund did not hold fair valued securities.

Debt securities with remaining maturities of 60 days or less are normally valued at the last reported sale price. If there is no trade on the particular day, then the security will be priced at the mean between the most recent bid and ask prices.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with the Funds’ investment objectives and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds’ corporate bond valuation policies.

FOREIGN INVESTMENT RISK

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.

Summary of Fair Value Exposure at June 30, 2022

In accordance with FASB ASC 820, Fair Value Measurements (“ASC 820”), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3 —Valuations based on significant unobservable inputs (including a Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by Kornitzer Capital Management (“Advisor”), along with any other relevant factors in the calculation of an investment’s fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above and in the Foreign Investment Risk note above.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions made by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of June 30, 2022. These assets are measured on a recurring basis.

Buffalo Small Cap Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$736,995,621	-	-	$736,995,621
Short Term Investments	37,127,418	-	-	37,127,418
Total*	$774,123,039	$-	-	$774,123,039

* Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

TRANSACTIONS WITH AFFILIATES
Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated companies held in any of the Buffalo Funds during the period ended June 30, 2022.

FOREIGN CURRENCY TRANSLATION
Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both ﬁnancial reporting and tax purposes.

PURCHASED AND WRITTEN OPTIONS CONTRACTS
The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. The Fund did not hold purchased or written call options as of June 30, 2022. The Fund’s maximum payout in the case of written call option contracts cannot be determined. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period. The Fund did not hold any purchased or written put options as of June 30, 2022.  The premium that a Fund pays when purchasing an option or receives when writing an option will reﬂect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of purchase.  A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a speciﬁed amount of a security at a ﬁxed price (the exercise price) during a speciﬁed period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.  Exchange traded options are valued at the composite price, using the National Best Bid and Oﬀer quotes (“NBBO”). NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Speciﬁcally, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non exchange traded options also will be valued at the mean between the last bid and ask quotations. For options where market quotations are not readily available, a fair value shall be determined as set forth in the Fund’ fair valuation guidelines.  The Fund may use options with the objective to generate income as a non-principal investment strategy. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Fund.